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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 1, 2004




                             REMOTE DYNAMICS, INC.
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                  0-26140                            51-0352879
------------------------------------------- ---------------------------------- -------------------------------------
(State or Other Jurisdiction of                     (Commission File                     (I.R.S. Employer
Incorporation or Organization)                           Number)                      Identification Number)


               1155 Kas Drive, Suite 100, Richardson, Texas 75081
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000



         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Securities Purchase Agreement - Sale of Series A Preferred Stock

         On October 4, 2004, Remote Dynamics, Inc. (the "Company") announced that it had closed the sale of 5,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"), with each preferred share having a face value of $1,000, for a total purchase price of $5,000,000, on October 1, 2004 (the "Closing"). The Series A Preferred Stock is convertible into shares of the Company's common stock ("Common Stock") at a conversion price ("Conversion Price") of $2.00 per share. The Company sold the Series A Preferred Stock to an investor pursuant to that certain Securities Purchase Agreement, October 1, 2004, by and between the Company and SDS Capital Group SPC, Ltd., which agreement is attached hereto as Exhibit 10.1. The Series A Preferred Stock was issued to the investor pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") provided by Regulation D promulgated thereunder.

         In addition to the above pricing and number of the securities sold, the Securities Purchase Agreement also provides that the Company shall use the proceeds from this offering only for general corporate purposes and working capital. The Company further agreed to (i) timely file the with SEC all reports required to be filed by it under the Securities Exchange Act of 1934, (ii) reserve 5,000,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock and upon exercise of the warrants described below,
(iii) use commercially reasonable efforts to maintain the listing of the Common Stock on the Nasdaq SmallCap Market, and (iv) not redeem, repurchase or declare or pay and cash dividend on any shares of capital stock. The Company further granted the investor the right to participate in the future issuance of equity or equity-linked securities of the Company for a period of 12 months after the closing of the Series A Preferred Stock issuance. The Company also agreed to indemnify the investor from damages it incurs (A) as a result of any breach of the representations, warranties and covenants contained in the Securities Purchase Agreement or in the related transaction documents by the Company or
(B) as a result of a cause of action brought by a third-party resulting from
(1) the execution of the transaction documents, (2) any transaction financed by the use of proceeds or (3) the status of the investor as a holder of the Company's securities.

         The terms of the Series A Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights attached hereto as Exhibit
4.1. The Series A Preferred Stock bears a dividend for the first two years it remains outstanding at a rate of 8% per year.

         The holders of shares of Series A Preferred Stock shall have the right to cause the Company to redeem any or all of its shares at a price equal to 115% of face value, plus accrued but unpaid dividends in the following events:

- the Common Stock is suspended from trading or is not listed for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of 10 or more trading days in any twelve-month period;


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-        the initial registration statement required to be filed by the Company pursuant to the Registration Rights Agreement has not been declared effective by the one hundred twentieth (120th) day following the Closing or such registration statement, after being declared effective, cannot be utilized by the holders of Series A Preferred Stock for the resale of all of their registrable securities for an aggregate of more than 15 days in the aggregate;

- the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock as and when required and such failure continues uncured for five business days;

- the Company provides written notice (or otherwise indicates) to any holder of Series A Preferred Stock, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any holder of Series A Preferred Stock upon conversion in accordance with the terms of this Certificate of Designation;

- the Company or any subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business;

- bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any subsidiary which shall not be dismissed within 60 days of their initiation;

-        the Company shall:

         - sell, convey or dispose of all or substantially all of its assets;

         - merge or consolidate with or into, or engage in any other business combination with, any other person or entity, in any case which results in either (i) the holders of the voting securities of the Company immediately prior to such transaction holding or having the right to direct the voting of fifty percent (50%) or less of the total outstanding voting securities of the Company or such other surviving or acquiring person or entity immediately following such transaction or (ii) the members of the board of directors or other governing body of the Company comprising fifty percent (50%) of less of the members of the board of directors or other governing body of the Corporation or such other surviving or acquiring person or entity immediately following such transaction;

         - either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of the Company in excess of $250,000 due to any third party, other than payments contested by the Company in good faith, or (ii) suffer to exist any other default under any agreement binding the Company which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company;

         - have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group";


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         -        experience any other change of control not otherwise
         addressed above; or

- the Company otherwise shall breach any material term hereunder or under the transaction documents, and if such breach is curable, shall fail to cure such breach within ten business days after the Company has been notified thereof in writing by the holder;

         So long as any shares of Series A Preferred Stock are outstanding, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval of the majority holders of Series A Preferred Stock:

         - alter or change the rights, preferences or privileges of the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock;

-        amend its certificate of incorporation or bylaws;

- issue any shares of Series A Preferred Stock other than pursuant to the Securities Purchase Agreement;

- redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any junior securities;

-        increase the par value of the Common Stock;

- sell all or substantially all of its assets or stock, or consolidate or merge with another entity;

-        enter into or permit to occur any change of control transaction;

- sell, transfer or encumber technology, other than licenses granted in the ordinary course of business;

-        liquidate, dissolve, recapitalize or reorganize;

- authorize, reserve, or issue Common Stock with respect to any plan or agreement that provides for the issuance of equity securities to employees, officers, directors or consultants of the Corporation in excess of 250,000 shares of Common Stock;

-        change its principal business;

- issue shares of Common Stock, other than as contemplated herein or by the Warrants;

- increase the number of members of the Board to more than 7 members, or, if no Series A director has been elected, increase the number of members of the Board to more than 6 members;

- alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;


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-        create or issue any Senior Securities or Pari Passu Securities;

- except for the issuance of debt securities to, or incurrence of indebtedness from, a recognized financial institution in an aggregate amount not exceeding $5,000,000 (or such additional amount as the Board and the Majority Holders agree is reasonably necessary for the Corporation to perform its obligations under a contract with SBC Communications, Inc. in the form contemplated by part (A) of the flush language of this Article XII) and which, in the case of debt securities, are not Convertible Securities or Purchase Rights, issue any debt securities or incur any indebtedness that would have any preferences over the Series A Preferred Stock upon liquidation of the Corporation, or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of the Corporation, except as expressly required by the terms of such securities or indebtedness;

-       make any dilutive issuance;

- enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

- cause or authorize any subsidiary of the Corporation to engage in any of the foregoing actions.

Notwithstanding the foregoing, after such time as the SBC Condition (as defined below) is satisfied, no such approval of the majority holders shall generally be required with respect to subparagraphs (i) - (xiii), and (xviii) - (xix) if such action is approved by the affirmative vote of at least two-thirds of the board.

         If, at any time after the first anniversary of the Closing and before the fourth anniversary of the Closing, during a period of at least twenty (20) consecutive trading days (a) the closing trading price of the Common Stock is at least 200% of the conversion price then in effect and (b) the trading volume and trading price of the Common Stock result in a value of at least $350,000 of Common Stock traded on each trading day, then the Company shall have the right to redeem all shares of Series A Preferred Stock then outstanding at price per share of Series A Preferred Stock equal to the product of two multiplied by the sum of the Face Amount plus all accrued and unpaid Dividends thereon through the closing date of such redemption.

In no event shall a holder of shares of Series A Preferred Stock (or warrants discussed below) have the right to convert shares of Series A Preferred Stock into shares of Common Stock or to dispose of any shares of Series A Preferred Stock to the extent that such right to effect such conversion or disposition would result in the holder and its affiliates together beneficially owning or having the power to vote more than 4.99% of the outstanding shares of Common Stock.

Issuance of two Warrants to Purchase Common Stock

         In connection with the issuance of shares of Series A Preferred Stock, the Company also issued to the investor two warrants to purchase Common Stock. Attached hereto as Exhibit 10.2 is the structured Warrant, dated October 1, 2004, to purchase 1,000,000 shares of the Company's Common Stock issued to SDS Capital Group SPC, Ltd., and attached hereto as Exhibit 10.3 is


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the incentive Warrant, dated October 1, 2004, to purchase 1,000,000 shares of the Company's Common Stock issued to SDS Capital Group SPC, Ltd.

         With respect to the structured warrant, the investor has the right to purchase up to 1,000,000 shares of the Company's Common Stock at an exercise price equal to $0.909 per share (the "Exercise Price"). The exercise price per share may be adjusted if SBC Services, Inc. and/or its affiliates do not award the Company a contract pursuant to its Request for Quotation for the provision of VTS equipment and service by November 15, 2004, with (a) a minimum term of one (1) year through which the Company will receive a minimum of $10,000,000 in annual gross revenues (determined in accordance with U.S. generally accepted accounting principles, consistently applied ("GAAP") and which contract contemplates the renewal by SBC for at least one (1) additional year, or (b) a minimum term of two (2) years through which the Company will receive a minimum of $10,000,000 in annual gross revenues (determined in accordance with GAAP) (collectively, the "SBC Condition"), then the Exercise Price shall be equal to ..75 multiplied by the average trading price for the Common Stock for the ten trading day period immediately preceding November 15, 2004; provided, further, that if SBC Condition is not satisfied by January 15, 2005, then the Exercise Price shall be again be adjusted so that it is equal to .75 multiplied by the average trading price for the Common Stock for the ten trading day period immediately preceding January 15, 2005. The warrant may be exercised at anytime until October 1, 2009. The warrant contains certain anti-dilution price protections (in addition to anti-dilution protections for stock splits and other similar pro rata events), but these protections only apply if the Company obtains stockholder approval of these provisions. The Company is obligated to call and hold a special meeting of its stockholders for the purpose of voting to approve the anti-dilution provisions in the warrants.

         The incentive warrant to purchase 625,000 shares was issued to the investor was issued at the same exercise price and adjustment terms as the warrant described above, and the incentive warrant's remaining terms are identical except: (i) the warrant is only exercisable from September 1, 2005 through September 1, 2010, and (ii) the Company has the right to repurchase the warrant in full for a total price of $10.00 provided that (A) the trading price of the Common Stock exceeds $7.50 (subject to adjustment for stock splits, etc.) for 10 consecutive trading days at anytime during the period beginning January 1, 2005 and ending June 30, 2005, and (B) the Company's gross revenue exceeds $9,999,999 at anytime during the six-month period ending June 30, 2005. Both the structured warrants and the incentive warrants were issued in reliance upon the exemption from Securities Act registration provided by Regulation D promulgated thereunder.

Registration Rights Agreement

         In connection with the above issuance of Series A Preferred Stock and Warrants, the Company entered into a Registration Rights Agreement, dated October 1, 2004, with SDS Capital Group SPC, Ltd. whereby the Company granted certain rights to the investor. Within 30 days of the Closing, the Company is obligated to file a registration statement on Form S-3 covering 5,000,000 shares of Common Stock that the investor may acquire upon conversion of the Series A Preferred Stock or exercise of the warrants. The Company could face a liquidated damages claim by the investor if (i) the initial registration statement is not declared effective by the SEC on or prior to the 120th day after the Closing, (ii) after the effectiveness of the registration statement, sales of Common Stock cannot be made by the investor due to a stop


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order by the SEC or the Company's need to update the registration statement, or
(iii) the Common Stock is not listed on Nasdaq, the New York Stock Exchange or the American Stock Market. The liquidated damages for the first 30 days equal
3% of the purchase price of the Series A Preferred Stock and equal 1.5% for each 30 days thereafter of non-compliance. In addition to the liquidated damaged provision discussed above, the investor can require the redemption of its Series A Preferred Stock in certain default events.

         The investor also has the right to piggy-back on to the registration statements filed by the Company registering Common Stock (other than Form S-8 and Form S-4 registration statements filed by the Company), subject to cut-back by the underwriters (if an underwritten public offering) but at least 25% of the shares requested for inclusion in the registration statement shall be included in such underwritten public offering.

         A copy of the press release announcing the closing of the above transactions is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibits are filed with this document:


EXHIBIT NO.               DESCRIPTION

4.1                       Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

4.2                       Registration  Rights  Agreement,  dated October 1, 2004, by and between the Company and SDS
                          Capital Group SPC, Ltd.

10.1                      Securities  Purchase  Agreement,  dated October 1, 2004, by and between the Company and SDS
                          Capital Group SPC, Ltd.

10.2                      Warrant,  dated October 1, 2004, to Purchase 1,000,000 shares of the Company's Common Stock issued to SDS Capital Group SPC, Ltd.

10.3                      Warrant,  dated October 1, 2004, to Purchase  625,000 shares of the Company's  Common Stock issued to SDS Capital Group SPC, Ltd.

99.1                      Press  Release,  dated  October 4, 2004,  announcing  the closing of the Series A Preferred
                          Stock transaction.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REMOTE DYNAMICS, Inc.


                                        /s/ W. Michael Smith
                                        ---------------------------------------
                                        W. Michael Smith
                                        Executive Vice President and Chief
                                        Financial Officer

Date: October 4, 2004


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
EXHIBIT NO.               DESCRIPTION

4.1                       Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

4.2                       Registration  Rights  Agreement,  dated October 1, 2004, by and between the Company and SDS
                          Capital Group SPC, Ltd.

10.1                      Securities  Purchase  Agreement,  dated October 1, 2004, by and between the Company and SDS
                          Capital Group SPC, Ltd.

10.2                      Warrant,  dated October 1, 2004, to Purchase 1,000,000 shares of the Company's Common Stock issued to SDS Capital Group SPC, Ltd.

10.3                      Warrant,  dated October 1, 2004, to Purchase  625,000 shares of the Company's  Common Stock issued to SDS Capital Group SPC, Ltd.

99.1                      Press  Release,  dated  October 4, 2004,  announcing  the closing of the Series A Preferred
                          Stock transaction.
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